Exhibit 10.33(g)

AMENDMENT NUMBER EIGHT
to the
Warehouse Loan and Security Agreement
Dated as of February 10, 2000
as Amended and Restated to and including March 21, 2002
among
AAMES CAPITAL CORPORATION
AAMES FUNDING CORPORATION
and
GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

        This AMENDMENT NUMBER EIGHT is made this 25th day of September, 2003, among AAMES CAPITAL CORPORATION and AAMES FUNDING CORPORATION, each having an address at 350 South Grand Avenue, Los Angeles, California 90071 (each, a “Borrower” and collectively, “the Borrowers”) and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the “Lender”), to the Warehouse Loan and Security Agreement, dated as of February 10, 2000 as amended and restated to and including March 21, 2002, by and between the Borrowers and the Lender, as amended (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

        WHEREAS, the Borrowers have requested that the Lender agree to amend the Agreement to extend the Termination Date thereunder to October 31, 2003;

        WHEREAS, as of the date of this Amendment, the Borrowers represent to the Lender that they are in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Agreement as amended pursuant to this Amendment Number Eight and are not in default under the Agreement; and

        WHEREAS, the Borrowers and the Lender have agreed to amend the Agreement as set forth herein.

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

        SECTION 1.      Effective as of September 25, 2003, Section 1 of the Agreement is hereby amended by deleting the definition of Termination Date and replacing it with the following:

“Termination Date” shall mean October 31, 2003, or such earlier date on which this Warehouse Agreement shall terminate in accordance with the provisions hereof or by operation of law.

        SECTION 2.      Defined Terms. Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Agreement.

        SECTION 3.      Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

        SECTION 4.      Representations. The Borrowers hereby represent to the Lender that as of the date hereof, the Borrowers are in full compliance with all of the terms and conditions of the Agreement and no Default or Event of Default has occurred and is continuing under the Agreement.

        SECTION 5.      Governing Law. This Amendment Number Eight shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Section 5-1401 of the New York General Obligations Law).

        SECTION 6.      Counterparts. This Amendment Number Eight may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

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        IN WITNESS WHEREOF, the Borrowers and the Lender have caused this Amendment Number Eight to be executed and delivered by their duly authorized officers as of the day and year first above written.

AAMES CAPITAL CORPORATION
(Borrower)

By:____________________________
Name: Jon D. Van Deuren
Title: Senior Vice President, Finance

AAMES FUNDING CORPORATION
(Borrower)

By:____________________________
Name: Jon D. Van Deuren
Title: Senior Vice President, Finance

GREENWICH CAPITAL FINANCIAL PRODUCTS. INC.
(Lender)

By:____________________________
Name:
Title: